January 19, 2022 Q4 Earnings Conference Call

2 Legal Disclaimers Forward-Looking Statements: This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, the economy generally and the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and others, on our business, financial condition and results of operations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward- looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, consumer or business responses to, and ability to treat or prevent further outbreak of, the COVID-19 pandemic, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at www.BOKF.com. All data is presented as of December 31, 2021 unless otherwise noted.

Stacy Kymes Chief Executive Officer

NET INCOME - QUARTERLY Q4 Summary 4 Noteworthy Items Impacting Q4 2021 Profitability • Core loans turned the corner and grew $117 million • Trading and Brokerage Fees down due to market volatility in MBS institutional trading • Net interest income down very slightly in Q4, mostly driven by a decrease in PPP fees • Expenses higher from charitable contributions • $17 million negative provision for credit losses Attributable to Shareholders ($Million) Per Share (Diluted) $154.2 $146.1 $166.4 $188.3 $117.3 $2.21 $2.10 $2.40 $2.74 $1.71 4Q20 1Q21 2Q21 3Q21 4Q21 NET INCOME - YEARLY Attributable to Shareholders ($Million) Per Share (Diluted) $500.8 $435.0 $618.1 $7.03 $6.19 $8.95 2019 2020 2021 Noteworthy Items Impacting FY 2021 Profitability • Strong performance from our fee-based businesses, with record earnings from our Wealth Management team • $31 million gain from the sale of an alternative investment in Q3 • $100 million negative provision for credit losses • Expense management remains excellent

Additional details 5 ($Billion) Q4 2021 Quarterly Growth Year over Year Growth Period-End Loans $20.2 (0.7)% (12.2)% Average Loans $20.2 (2.9)% (13.7)% Period-End Deposits $41.2 7.1% 14.1% Average Deposits $39.8 5.2% 12.0% Fiduciary Assets $64.5 6.7% 16.3% Assets Under Management or in Custody $104.9 6.1% 14.5% ◦ PPP forgiveness of $260 million offset growth of $117 million in core loan balances ◦ Average deposits continue to grow, with the pace accelerating into year-end ◦ Assets under management or in custody and fiduciary assets both increased this quarter; impact of YTD new business acquisition and favorable equity markets

Marc Maun EVP, Regional Banking Executive

Loan Portfolio 7 ($Million) Dec. 31, 2021 Sept. 30, 2021 Dec. 31, 2020 SEQ. LOAN GROWTH YOY LOAN GROWTH Energy $3,006.9 $2,814.1 $3,469.2 6.9% (13.3)% Services 3,367.2 3,323.4 3,508.6 1.3% (4.0)% Healthcare 3,414.9 3,347.6 3,306.0 2.0% 3.3% General business 2,717.4 2,690.0 2,793.8 1.0% (2.7)% Total C&I $12,506.5 $12,175.1 $13,077.5 2.7% (4.4)% Commercial Real Estate 3,831.3 4,116.9 4,698.5 (6.9)% (18.5)% Loans to Individuals 3,591.5 3,519.9 3,549.1 2.0% 1.2% Core Loans $19,929.3 $19,811.9 $21,325.2 0.6% (6.5)% Paycheck Protection Program 276.3 536.1 1,682.3 (48.4)% (83.6)% Total Loans $20,205.7 $20,347.9 $23,007.5 (0.7)% (12.2)% LOANS OVERVIEW • Energy balances increased with positive momentum in deals seen in Q3 continuing through Q4 • Modest growth seen in all non-Energy C&I businesses • Core C&I continues its trend of stabilizing despite low utilization levels • Commercial real estate pressure as clients refinance to permanent market as threat of rate hikes increases • Approximately half of remaining PPP loans forgiven QoQ

Key Credit Quality Metrics 8 NET CHARGE-OFFS TO AVERAGE LOANS Energy Healthcare Commercial Real Estate Residential & Other QUALITY METRICS OVERVIEW • Total non-accrual loans down $7.9 million • A decrease of $14.4 million in Energy non-accruals • Potential problem loans (substandard, accruing) totaled $222 million at 12/31, compared to $333 million at 9/30 • Net charge-offs fell to (1) basis point (net recoveries) excluding PPP loans, remaining below historical averages • Last four quarter average net charge-offs at 18 basis points excluding PPP loans continues to be at or below historic range of 30 to 40 basis points • Appropriately reserved with an ALLL excluding PPP loans of 1.29% and combined allowance of 1.45% including unfunded commitments excluding PPP loans ANNUALIZED, NET OF PPP ($Million) NON-ACCRUALS 0.31% 0.28% 0.30% 0.16% (0.01)% 4Q20 1Q21 2Q21 3Q21 4Q21 —% 0.20% 0.40% 0.60% $234.7 $216.0 $179.6 $141.9 $134.1 4Q20 1Q21 2Q21 3Q21 4Q21 $0 $50 $100 $150 $200 $250 $300

Scott Grauer EVP, Wealth Management

($Million) Q4 2021 Quarterly, Sequential Quarterly, Year over Year Trailing 12 Months Brokerage & Trading $14.9 (69.0)% (62.4)% (17.9)% Transaction Card 25.0 1.5% 14.2% 3.3% Fiduciary & Asset Management 46.9 3.6% 12.1% 2.9% Deposit Service Charges & Fees 26.7 (2.6)% 9.8% 2.3% Mortgage Banking 21.3 (19.1)% (45.9)% (14.5)% Other Revenue 11.6 (38.7)% (18.5)% (3.6)% Total Fees & Commissions $146.3 (23.2)% (19.2)% (4.9)% Fees & Commissions 10 BROKERAGE & TRADING • Market volatility in Institutional Trading saw trading volumes & margins decline, strong Energy derivatives, solid Investment Banking activity FIDUCIARY & ASSET MANAGEMENT • Strong sales and favorable asset markets TRANSACTION CARD • Increase in fees linked quarter, as Q4 levels were elevated by stimulus measures and the broader reopening of the economy SERVICE CHARGES • Slight decreases in both service charges and debit card revenue MORTGAGE BANKING • Q4 committed pipeline down with decline in originations and GOS margins in the secondary market OTHER REVENUE • Linked quarter decline due to elevated Q3 levels from the sale of repossessed oil and gas assets GROWTHREVENUE

Steven Nell Chief Financial Officer

Yields, Rate & Margin 12 ($Million) Q4 2021 Q3 2021 Q2 2021 Q1 2021 Q4 2020 Net Interest Revenue $277.1 $280.2 $280.3 $280.4 $297.2 Net Interest Margin 2.52% 2.66% 2.60% 2.62% 2.72% Yield on Available for Sale Securities 1.72% 1.80% 1.85% 1.84% 1.98% Yield on Loans 3.70% 3.68% 3.54% 3.55% 3.68% Cost of Interest-bearing Deposits 0.12% 0.13% 0.14% 0.17% 0.19% Cost of Wholesale Borrowings 0.32% 0.53% 0.51% 0.50% 0.54% NET INTEREST REVENUE • Net interest revenue largely unchanged over the past 4 quarters, with PPP fees recognized down approximately $5.0 million QoQ NET INTEREST MARGIN • The 14 basis point decrease in net interest margin was due primarily to the linked quarter increase in the trading portfolio and the decline in average loan balances, which was largely driven by PPP loan forgiveness; excluding PPP impact, normalized margin would be 2.47%, down 11 bps from normalized Q3 NIM

Asset Sensitivity 13 Scenario ∆ NIR % ∆ NIR $ Up 100 Ramp, months 1-12 4.72% $54.2 million Up 100 Ramp, months 13-24 11.25% $129.9 million Up 200 Ramp, months 1-12 7.60% $87.2 million Up 200 Ramp, months 13-24 16.03% $185.1 million Q4 2021 SENSITIVITY ESTIMATE NOTEWORTHY BALANCE SHEET ITEMS • We anticipate holding the available-for-sale securities portfolio flat by reinvesting cash flows at current market rates, maintaining our asset- sensitive position • Approximately 76% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Approximately $3.3 billion of in-the-money floors, providing $18.9 million in revenue support ◦ After 1 hike, $2.9 billion remains in-the-money ◦ After 2 hikes, $1.5 billion remains in-the-money • Deposit betas expected to remain relatively low through the first 100bp of rate hikes ◦ While betas will vary by type, our current total interest-bearing deposit beta is approximately 17% in the Up 100 ramp scenario, very similar to the experience coming out of the last near-zero rate environment Asset Sensitivity

Liquidity & Capital 14 Q4 2021 Q3 2021 Q4 2020 Loan to Deposit Ratio 49.0% 52.8% 63.7% Period End Deposits $41.2 billion $38.5 billion $36.1 billion Available secured wholesale borrowing capacity $14.8 billion $13.7 billion $12.7 billion Q4 2021 Q3 2021 Q4 2020 Common Equity Tier 1 12.2% 12.3% 12.0% Total Capital Ratio 13.3% 13.4% 13.8% Tangible Common Equity Ratio 8.6% 9.3% 9.0% • Deposit growth continues to be strong • Nearly $15 billion of secured wholesale borrowing capacity • CET1 and Total Capital are 570 bps and 330 bps above well-capitalized, respectively • Repurchased 128,522 shares at an average price of $104.46 per share in the open market

Expenses 15 ($Million) Q4 2021 Q3 2021 Q4 2020 %Incr. Seq. %Incr. YOY Personnel expense $174.5 $175.9 $176.2 (0.8)% (1.0)% Other operating expense $125.0 $115.4 $126.5 8.3% (1.1)% Total operating expense $299.5 $291.3 $302.7 2.8% (1.0)% Efficiency Ratio 70.14% 61.23% 62.77% EXPENSES OVERVIEW • Quarterly personnel expense decreased slightly due to decreased incentive compensation expense related to decreased commissions; offset by an increase in benefits • Quarterly non-personnel increased largely due to a $5.0 million charitable contribution to the BOKF Foundation, along with increases in business promotion and professional services • Linked quarter decrease in Wealth revenues & Mortgage fees, with expense increases noted above led to the increased efficiency ratio

Forecast & Assumptions 16 ◦ We expect loan growth to accelerate as we move through the year, with period-end point-to-point growth for the year in the 6-7% range. Line utilization is expected to increase, particularly in Energy and Healthcare, but not completely back to pre-pandemic levels during 2022. We expect growth in all of our regional markets and continued growth in our Wealth loan portfolio. ◦ Deposits are expected to decline less than 2% point-to-point during 2022, with no significant change in deposit composition or mix. ◦ We will maintain the AFS portfolio flat during the year by reinvesting cash flows at current rates. ◦ Core Net Interest Income (excluding the impact of PPP loans YoY) is expected to grow 3.5%, driven higher as loan growth picks up. Core net interest margin remains stable early in the year but we see improvement as the Federal Reserve starts hiking rates, which we assume will begin mid-year 2022. ◦ Total Fee revenues will not repeat historically high levels of 2021. Trading & Brokerage and Mortgage revenue will decline toward mid- to upper-single digits compared to last year. All other fee categories are expected to post mid-single digit growth. Total fee revenues as a percent of Total Revenues is expected to stay at or near 40%. ◦ Our goal is to maintain Operating Expense growth at or below 2% for 2022. This will support operating leverage and an improving Efficiency Ratio in concert with revenue growth from higher loan growth. ◦ We expect the overall loan loss reserve as a percent of loan balances to migrate toward 1.20% by the end of 2022, very close to Day 1 CECL levels. ◦ We expect to continue opportunistic quarterly share repurchases within the total dollar ranges spent over the past several quarters.

Stacy Kymes Chief Executive Officer

Question and Answer Session